ADDENDUM TO COMMON STOCK PURCHASE WARRANT AGREEMENT BETWEEN SOCIAL LIFE NETWORK, INC. AND GC INVESTMENTS I, LLC

This Addendum Agreement ("Addendum") is between Social Life Network, Inc. ("SLN") and GC Investments I, LLC ("GC") as it pertains to the April 20, 2019 Common Stock Purchase Warrant Agreement between SLN and GC ("Agreement"). SLN and GC are collectively referred to herein as the "Parties".

The Parties hereby agree, as follows:

1.The provisions of Paragraph 12 titled "Registration Rights" of the Agreement are eliminated in their entirety as terms to the Agreement.

2. This Agreement may be executed in counterparts by PDF signature sent via email in which case the signatures of the Parties shall be considered as original signatures.

SOCIAL LIFE NETWORK, INC.

By: ______________________________

Ken Tapp, Chief Executive Officer

GC INVESTMENTS I, LLC

Steve Gribben

Digitally signed by Steve Gribben
DN: cn=Steve Gribben, o=Home Approvals Direct, Inc., ou, email=stevegribben@h1mb.com, c=US
Date: 2019.04.29 13:30:50 -07'00'

By: ______________________________

Steve Gribben, President